Exhibit 10.31

 *Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

ASSET PURCHASE AND LICENSE AGREEMENT

dated as of

December 31, 2017

by and between

GLU MOBILE INC.

as the Seller and Licensor

and

MGL MY.COM (CYPRUS) LIMITED

as Buyer and Licensee

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

This Asset Purchase Agreement (the “Agreement”) is made on the 31st day of December 2017 (the “Effective Date”):

BETWEEN:

(1)       GLU MOBILE INC. of                                (the “Seller”);

875 Howard St., Suite 100,

San Francisco, CA 94103

Reg. No. 4247225

(2)       MGL My.com (Cyprus) Limited of           (the “Buyer”);

28th Oktovriou, 365, Vashiotis Street,

Office 402, Neapoli, 3107

Limassol, Cyprus

Reg.No. HE 367552

The Seller and the Buyer hereinafter together referred to as the “Parties”, and each individually as a “Party”.

WHEREAS, the Seller is engaged in the business of developing, operating, licensing, promoting, distributing and selling mobile games;

WHEREAS, the Seller desires to sell the Products and the Purchased Assets to Buyer and to license the Seller Technology to Buyer upon the terms and subject to the conditions set forth herein;

WHEREAS, the Buyer desires to purchase the Products and the Purchased Assets and to license the Seller Technology from Seller upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the Parties hereto agree as follows.

1.         INTERPRETATION

1.1.      In this Agreement (including any attachments, schedules and recitals hereto), unless the context otherwise requires, the following words and expressions have the following meanings:

1.1.1.   Affiliate means, with respect to any person, any other person directly or indirectly Controlling, Controlled by, or under common Control with such other person;

1.1.2.   Applicable Law means all laws, regulations, directives, statutes, subordinate legislation, common law and civil codes of any jurisdiction, and all codes of practice, statutory

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

guidance and policy notes having force of law, in each case to the extent applicable to one or more of the Parties, this Agreement or the subject matter hereof, as the context requires;

1.1.3.   Assigned Contract means each of the contracts listed on Schedule 1.

1.1.4.   Business Day means a day (excluding Saturdays and Sundays) on which banks generally are open in London, UK, Limassol, Cyprus, Zurich, Switzerland and San Francisco, California for the transaction of normal banking business;

1.1.5.   Control means the power of a person to secure, directly or indirectly, (whether by the holding of shares, possession of voting rights or by virtue of any other power conferred by the articles of association, constitution, partnership deed or other documents regulating another person, or any other means whatsoever) that the affairs of such other person are conducted in accordance with his or its wishes, and “Controlled” and “Controlling” shall be construed accordingly;

1.1.6.   Developer means Glu Mobile (Russia) Ltd., a company incorporated under the laws of England and Wales with company number 05207798 whose registered address is 30 City Road, London, EC1Y 2AB;

1.1.7.   Encumbrance means, with respect to any property or asset, any encumbrance, mortgage, lien, pledge, debenture, charge, security interest, title retention, restriction, right of first refusal, option, right of pre-emption or other third party right or interest of any kind, whether granted for security or not, third party rights or encumbrance in respect of such property or asset;

1.1.8.   Furiosa Game means a game previously in development by Developer with the working title “Furiosa”, owned by Seller, being a part of the Purchased Assets, as identified on Schedule 1;

1.1.9.   Governmental Authority means any supra-national, national, state, municipal or local government (including any subdivision, court, tribunal (whether standing or ad hoc), administrative agency or commission or other authority thereof) or any governmental, quasi-governmental or private body exercising any regulatory authority;

1.1.10. Heroes of Destiny Game means a game previously published by an Affiliate of Seller under the title “Heroes of Destiny,” owned by Seller, being a part of the Purchased Assets, as identified on Schedule 1, including derivatives and any updates, upgrades, patches, add-ons thereof;

1.1.11. Intellectual Property means all patents, rights in inventions, rights in confidential information (including know-how and trade secrets), domain names, rights in designs, copyrights and related rights (including, but not limited to rights in technical designs, gameplay, stories, storylines, artwork, graphics, audio visual display, videos, menus, characters, character names, environments, locations, scenes, scenery, maps, Software, hardware, virtual game items, assets, and currencies with or without monetary value, system architecture, recorded sound and music, special effects, administrative software

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

tools, anti-hacking software, as well as any relevant documentation, manuals and any other written materials),  trade mark rights (including passing-off and unfair competition rights, and including rights in trade names, logos, trade dress and domain names) and database rights, in each case whether or not registered and including applications (and rights to apply) for registration, and all rights and forms of protection of a similar nature or having equivalent effect subsisting from time to time in any jurisdiction worldwide;

1.1.12. Last Day Alive Game means a mobile game entitled “Last Day Alive”, owned by Seller, being a part of the Purchased Assets, as identified on Schedule 1, including derivatives and any updates, upgrades, patches and add-ons thereof;

1.1.13. LCIA means the London Court of International Arbitration;

1.1.14. LCIA Rules  means the LCIA Arbitration Rules effective 1 October 2014;

1.1.15. Press Announcement means each of the press announcements by the Buyer and/or Mail.ru and by the Seller relating to this Agreement and the transactions contemplated in this Agreement;

1.1.16. Products means the Last Day Alive Game, [*] Game, Heroes of Destiny Game and Furiosa Game. The Seller Technology and the Third Party IP are specifically excluded from the Products;

1.1.17. Purchased Assets has the meaning given in Clause 2.1;

1.1.18. Representatives in relation to a person means the directors, officers, employees agents, sub-contractors and consultants of, and individuals seconded to work for that person;

1.1.19. Seller Technology means the software tools and other technology identified in Schedule 2, together with all Intellectual Property Rights owned by Seller therein;

1.1.20. Software means any and all (a) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code, object code or ROMs, (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (c) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, (d) screens, designs, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons, and (e) documentation including user manuals and other training documentation related to any of the foregoing. The Software shall not include the Seller Technology;

1.1.21. Surviving Clauses has the meaning given in Clause 18.1.1;

1.1.22. Third Party IP means licensed open source or third party Software and Intellectual Property used in the Products and Purchased Assets;

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

1.1.23. [*] Game means a mobile game that will feature [*] under development by the Seller pursuant to the [*] License Agreement, being a part of the Purchased Assets, as identified on Schedule 1; and

1.1.24. [*] License Agreement means the License Agreement, effective as of September 30, 2015, by and between Seller and [*], as amended by Amendment No. 1 to the License Agreement between Seller and [*] entered into as of September 26, 2016 and Amendment No. 2 to the License Agreement between Seller and [*]entered into as of September 11, 2017.

1.2.      In this Agreement:

1.2.1.   in construing this Agreement, the so-called “ejusdem generis” rule does not apply, and in particular, any phrase introduced by the terms “include”,  “including”,  “in particular” or any similar expression shall be construed as illustrative and without limitation and shall not limit the sense of the words preceding such terms;

1.2.2.   references to this Agreement (or provision thereof) include this Agreement (or such provision thereof) as amended or supplemented in accordance with its terms from time to time;

1.2.3.   a reference to a recital, clause, paragraph or schedule is, unless stated otherwise, a reference to a recital, clause or paragraph of, or schedule to, this Agreement;

1.2.4.   a reference in a schedule to a paragraph is, unless otherwise stated, a reference to a paragraph in that schedule;

1.2.5.   a reference to any statute or statutory provision is a reference to that statute or statutory provision as re-enacted, amended or extended before the Effective Date and includes a reference to any subordinate legislation (as re-enacted, amended or extended) made under it before the Effective Date;

1.2.6.   a reference to any English law legal term or concept is, in respect of a jurisdiction other than England, deemed to be a reference to whatever most closely equates thereto in that jurisdiction;

1.2.7.   a reference to a “person” includes any individual, company, corporation, firm, partnership, joint venture, association, state, state agency, institution or trust (whether or not having a separate legal personality) and references to a “company” include any company, corporation or other body corporate, wherever and however incorporated or established;

1.2.8.   references to any person or a Party shall include that person’s personal representatives, executors, administrators, successors, permitted substitutes taking by novation and permitted assigns;

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

1.2.9.   any reference to “writing” or “written” includes faxes and any legible reproduction of words delivered in permanent and tangible form but does not include, unless expressly stated otherwise, e-mail, internet or instant messenger messages or mobile phone text message (SMS);

1.2.10. if a period of time is specified as from a given day, or from the day of an act or event, it shall be calculated exclusive of that day;

1.2.11. where any Party has agreed to “cause”,  “ensure” or “procure” that any other person shall do or refrain from doing any particular act, such obligation shall be deemed to have been discharged only if such person has actually done or refrained from the doing of such act; and

1.2.12. a reference to one gender is a reference to all or any genders, and references to the singular include the plural and vice versa.

1.3.      the attachments, schedules and recitals hereto form part of this Agreement and a reference to “this Agreement” includes its attachments, schedules and recitals.

1.4.      the headings in this Agreement do not affect its interpretation.

2.         PURCHASE AND SALE, LICENSE

2.1.      Upon the terms of this Agreement, the Buyer agrees to purchase from the Seller and the Seller agrees to sell, convey, transfer, assign and deliver, or cause to be sold, conveyed, transferred, assigned and delivered, to the Buyer, free and clear of all Encumbrances, all rights, title and interest in, to and under the following (the “Purchased Assets”):

2.1.1.   the Products (identified on Schedule 1) together with all Intellectual Property rights exclusively in or to the Products as the whole and any of its component parts whether used or intended to be used in connection with the Products anywhere in the world (but in all cases excluding the Seller Technology and the Third Party IP), including but not limited to:

2.1.1.1.     all of Seller’s copyrights in the Products and registrations and applications for registration for copyright exclusively used with the Products (the “Copyrights”);

2.1.1.2.     all databases that are exclusively used with the Products, including all information contained in such databases (the “Databases”);

2.1.1.3.     all of Seller’s trade names, logos, slogans, designs, common law trademarks and service marks, trademarks and service marks, including all registrations and applications therefor, exclusively used with the Products, including those identified in Schedule 3 (the “Trademarks”);

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

2.1.1.4.     all domain names and uniform resource locators owned by the Seller and exclusively used by the Seller in connection with the Products (the “Domain Names”);

2.1.2.         all goodwill associated with the Purchased Assets;

2.1.3.         all causes of action for past or present infringement or misappropriation of the above Purchased Assets, including rights of indemnity, warranty rights, rights of contribution, rights to refunds, rights of reimbursement and other rights of recovery; and

2.1.4.         the Assigned Contracts.

2.2.      The Seller shall sell, convey, transfer and assign all rights, exclusive rights, title and interest in or to the Purchased Assets on the Effective Date.

2.3.      For the avoidance of doubt, nothing in this Agreement shall operate to transfer or convey any asset or liability of the Seller not included in the Purchased Assets including the Seller Technology and the Third Party IP (the “Excluded Assets”).

2.4.      After the Effective Date, but not earlier than the effective date of the Assignment (as defined below), Buyer shall be solely responsible for, and assume from Seller (and thereafter pay, perform, discharge or otherwise satisfy), any and all liabilities from performance under or breach of the [*] License Agreement and the other Assigned Contracts by Buyer after the Effective Date of the Assignment, but not earlier than the effective date of the Assignment (including all remaining payment obligations under the [*] License Agreement and the other Assigned Contracts) or from Buyer’s or its Affiliates use or exploitation of the Purchased Assets or the Seller Technology after the Effective Date and any liabilities of any nature related to the Purchased Assets arising on or after the Effective Date based on any use or exploitation of the Purchased Assets or Seller Technology after the Effective Date (the “Assumed Liabilities”).  For the sake of clarity and notwithstanding anything to the contrary in the foregoing, Buyer shall be responsible for paying the remaining $1.5 million minimum guarantee installment payment that is payable in accordance with the terms of the [*] License Agremeent even if the effective date of the Assignment is after January 1, 2018.  If the Assignment is not performed in accordance with the terms of Clause 3.2 of this Agreement, the Seller shall reimburse the $1.5 million minimum guarantee installment payment paid by the Buyer under this clause. Buyer will defend or settle, indemnify, and hold Seller harmless from and against any and all damages and expenses (including court costs and reasonable attorneys’ fees) arising out of or resulting from any third-party claims based on or otherwise attributable to the Assumed Liabilities.

2.5.      The Seller hereby grants to the Buyer a non-exclusive, perpetual, worldwide, irrevocable royalty-free, non-transferrable (except in connection with a permitted assignment pursuant

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

to Clause 11.1), non-sub-licensable (other than to Buyer’s Affiliates and Developer) right and license in the Seller Technology and the Third Party IP  listed on Schedule 2 (to the extent possible under the applicable third party licenses) solely to the extent necessary to use, develop, publish, exploit and sell the Products and other products developed by the Buyer or its Affiliates (the “License”).  The Buyer shall indemnify the Seller against any all losses, liabilities, costs, damages, fines, penalties and expenses arising as a result or consequence of Buyer, or any of its Affiliates, Representatives or Representatives of its Affiliates, not complying with the terms of any Third Party IP.

2.5.1.    Buyer acknowledges and agrees that portions of the Seller Technology, including but not limited to the source code and the specific design and structure of individual modules or programs, constitute or contain trade secrets of Seller and its licensors.  Accordingly, Buyer agrees to treat the Seller Technology as Confidential Information of Seller as defined in Clause 9.1 below.

2.5.2.    Seller will have no obligation to provide maintenance or support with respect to the Seller Technology.  Buyer acknowledges and agrees that the Seller Technology is provided “As Is” with no warranties whatsoever.  Seller does not warrant that the Seller Technology will meet Buyer’s requirements, that the Seller Technology will operate in the combinations that Buyer may select for use, or that the operation of the Seller Technology will be error-free or uninterrupted.  SELLER DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT, AND ANY WARRANTIES ARISING OUT OF COURSE OF DEALING OR USAGE OF TRADE.  NO ADVICE OR INFORMATION, WHETHER ORAL OR WRITTEN, OBTAINED FROM SELLER OR ELSEWHERE WILL CREATE ANY WARRANTY NOT EXPRESSLY STATED IN THIS AGREEMENT.

2.5.3.    Seller may, upon reasonable suspicion that Buyer or any Affiliate of Buyer has violated the terms of this Agreement, including exceeding the scope of the License or by utilizing any of the Excluded Assets, have an independent third party verify Buyer’s compliance with the terms of this Agreement.  In the event such investigation reveals Buyer’s non-compliance with the terms of this Agreement, then in addition to any other rights and remedies that Seller may have under this Agreement or Applicable Law, Buyer shall pay Seller’s costs of conducting such audit.

3.         UNDERTAKINGS AND COVENANTS

3.1.      The Seller undertakes after the Effective Date to promptly perform (or procure the performance of) all such acts, doings and things and/or to execute and deliver (or procure the execution and delivery of) all such documents, as are or may be required by Applicable Law or as are or may be necessary or reasonably requested by the Buyer for actually effecting and completing formalities for transfer of the Purchased Assets.

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

3.2.      The Seller undertakes on or immediately after the Effective Date to perform (or procure the performance of) the assignment of the right to utilise [*] in the [*] Game under the [*] License Agreement to the Buyer (the “Assignment”) and shall use commercially reasonable efforts to obtain [*] acknowledgement of the Assignment. The Seller shall indemnify the Buyer against any all losses, liabilities, costs, damages, fines, penalties and expenses arising as a result or consequence of the Assignment being ineffective or void due to not having [*] approval on the Assignment, subject to the limitation of liability provisions of Clause 6.3.

3.3.      The Seller undertakes  on the Effective Date or promptly thereafter to deliver the Products and Databases, (in source code, compiled form and other respective readable formats) to the Buyer and/or Buyer’s servers. Unless agreed otherwise the Seller undertakes to reasonably assist the Buyer in transferring the Last Day Alive Game on the Apple App Store from an account of an Affiliate of Seller to an account of Buyer or its Affiliate.

3.4.      The Seller hereby undertakes that, during the period of two years from the Effective Date, it shall not, and shall use its best efforts to procure that each of its Affiliates that it Controls (including any person or entity acting at its direction or request and any of its or their successors and assigns) shall not without the prior written consent of the Buyer:

3.4.1.   solicit or entice away or knowingly encourage an employee of Developer to leave his or her position, employment or service relationship with Buyer, Buyer’s Affiliates or Developer (whether or not such employeewould thereby commit a breach of his or her employment contract).

4.         PURCHASE PRICE AND PAYMENTS

4.1.      The purchase price (the “Purchase Price”) for the Purchased Assets shall be USD 200,000 (Two hundred thousand US dollars).

4.2.      The Parties agree that the Purchase Price includes Seller’s consideration for the Assignment.

4.2.1.   The Purchase Price shall be paid in cash by electronic transfer not later than January 10, 2018.  In the event that Buyer fails to pay the Purchase Price by January 10, 2018, then Buyer will be assessed a penalty of 1% interest per day (or the maximum amount allowable under Applicable Law) for each day such payment is late (with interest assessed beginning on January 11, 2018) until payment is made.  Such penalty is in addition to, and not in substitute for, any other rights and remedies that Seller may have under this Agreement or Applicable Law.

4.3.      Unless expressly provided otherwise in this Agreement, all payments hereunder shall be made in USD by wire transfer to the bank account of Seller, as provided for in this Agreement, or to such other bank account, the details of which may be by then communicated in writing by Seller to Buyer.

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

4.4.      Seller’s account details are:

For wires originating from a U.S. bank:

[*]

For wires originating from a non-U.S. bank:

[*]

4.5.      In the event withholding taxes are levied by tax authorities on the Seller’s income in respect of the Purchased Assets, the Buyer shall deduct such taxes from payments payable by the Buyer to the Seller, pay such taxes on behalf of the Seller, and provide the Seller with appropriate tax certificates or other official documents evidencing such payment within 30 calendar days. Each Party agrees to comply with the other Party’s reasonable requests for certification, information, documentation, or other reporting requirement necessary to obtain reduced rates under applicable income tax treaties. Each Party agrees to notify the other Party of any such potential taxes and to reasonably cooperate with the other Party in its efforts to obtain such reduced tax rates or eliminate such taxes, to the extent permitted by Applicable Law. Except as otherwise expressly set forth herein, each Party shall be solely responsible for all taxes payable with respect to such Party’s own income under this Agreement.

All amounts payable to the Seller under this Agreement are exclusive of all applicable taxes and duties.

5.         REPRESENTATIONS AND WARRANTIES OF THE BUYER AND THE SELLER

5.1.      Each Party hereby severally warrants to the other that:

5.1.1.   it has the full right, power and authority to execute and deliver this Agreement and the agreements contemplated herein and to consummate the transactions contemplated hereby and thereby;

5.1.2.   this Agreement constitutes the valid and legally binding obligations of such party, enforceable against it in accordance with their respective terms;

5.1.3.   it has not entered into any scheme of arrangement or voluntary arrangement with any of its creditors or is not insolvent or unable to pay its debts and no order has been made, no meeting convened and no petition has filed for the purpose of considering a resolution for its voluntary or compulsory bankruptcy or any stage thereof, and there are no circumstances in existence under the Applicable Laws requiring or empowering the Party, its officers or third parties to effect any of the foregoing; no administrative or other receiver has been appointed by any person over the whole or any part of the business or assets of the Party, nor has any petition been presented or application made for the appointment of an administrator in respect of the Party; to the knowledge of such Party, there are no

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

circumstances which would entitle any person to present a petition for the winding up of the Party, to appoint an administrator in respect of the Party or to appoint an administrative or other receiver over the whole or any part of the Party’s  undertaking or assets;

5.1.4.   the execution, delivery and performance by it of this Agreement, and the consummation by it of the transactions contemplated hereby, does not and will not, with or without the giving of notice or the passage of time or both, (A) violate in any material respect the provisions of any law, rule or regulation applicable to it; (B) violate the provisions of its governing documents (such as the certificate of incorporation, memorandum and articles of association or similar documents), or (C) constitute a default under any provision of any contractual arrangement with any third party;

5.1.5.   all authorisations from, and notices or filings with, any Governmental Authorities or other authority that are necessary to enable it to execute, deliver and perform its obligations under this Agreement have been obtained or made (as the case may be) and are in full force and effect and all conditions of each such authorisation have been complied with;

5.1.6.   it is not a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or arbitrator or other Governmental Authority which would prevent the execution or delivery of this Agreement by it or the performance of any of its obligations pursuant to the terms hereof.

5.2.      The Seller represents and warrants that:

5.2.1.   To the knowledge of Seller, the Intellectual Property included in the Purchased Assets is valid and subsisting.

5.2.2.   The Seller is the sole absolute legal and beneficial owner of the Purchased Assets free from any Encumbrance, pledge, dispute or attachment.  The Purchased Assets have not been sold to any third party, and no third party has any rights over or to the Purchased Assets.

5.2.3.   There are no monies or liabilities outstanding or payable in respect of any of the Purchased Assets, other than under the [*] License Agreement.

5.2.4.   In respect of the Purchased Assets representing Intellectual Property, to its knowledge the Seller has exclusive rights, including right to freely use and transfer such Intellectual Property. No written notice has been received by the Seller relating to any claim or opposition from any person as to title or validityof any Intellectual Property.

5.2.5.   No limitation on the use, validity or ownership of any Intellectual Property included in the Purchased Assets has been registered or applied for and no application to revoke, or challenge to, the validity or ownership of any such Intellectual Property has been made at any intellectual property registry and no written notice has been received by the Seller of such an application or challenge.

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

5.2.6.   The Seller has not licensed or otherwise granted any rights in, under or to any of the Intellectual Property, other than rights to end users of the Products and to the app stores distributing the Products. To Seller’s knowledge, no person or entity is infringing, violating or misappropriating any of the Intellectual Property included in the Purchased Assets and, to Seller’s  knowledge, no person or entity has committed or threatened to commit such infringement, violation or misappropriation in the three years ending on the Effective Date

5.2.7.   Each of the registered Trademarks has been used in good faith by Seller in relation to each of the goods and services for which it is registered.

5.2.8.   All fees and steps required for the application, registration, renewal and other maintenance of the registered Intellectual Property included in the Purchased Assets and applications for such registered Intellectual Property have been fully paid by the due date and no registry fees are due within three months after the Effective Date.

5.2.9.   All domain names, if any, within the Purchased Assets are registered solely in the name of the Seller. All fees and steps required for the maintenance and renewal of such domain names have been fully paid and taken. No written notice has been received by the Seller from a third party claiming that use of the domain names violates any rights to Intellectual property owned by third parties.

5.2.10. As on the Effective Date the Purchased Assets, Seller’s Technology and Assigned Contracts constitute all the assets owned  by the Seller that are exclusively used in the Products.  To Seller’s knowledge, use of the Products and/or the Intellectual Property included in the Purchased Assets in the manner and on the scale in which it has been used at any time during the three years ending on the Effective Date does not infringe, or constitute any other actionable wrong in relation to, any Intellectual Property of another person.

5.2.11. There are no other developers of the Products, Purchased Assets and their elements other than the Seller and Developer or consultants from whom Seller obtained valid assignments of Intellectual Property.

6.         LIABILITY AND REMEDIES

6.1.      In the event any Party breaches any of its representations, warranties, undertakings or covenants contained in this Agreement, without prejudice to any remedies otherwise available to any other Party, such Party in breach agrees to indemnify and hold harmless each other Party from and against any and all claims, damages, judgments, penalties, costs and expenses (including, without limitation, attorney fees and court costs now or hereafter arising from the enforcement of this provision) that each other Party or any of its owners,

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

officers, directors, employees or agents may incur or suffer as a result of such breach or alleged breach.

6.2.      Without prejudice to any other rights or remedies that the Parties may have, the Parties acknowledge and agree that damages may not be an adequate remedy for any breach of Clauses 2.5 (License) 3.4 (Undertakings), 9 (Confidentiality), of this Agreement and that the remedies of injunction, specific performance and other equitable remedies are appropriate for any threatened or actual breach thereof.

6.3.      NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT WILL ANY PARTY HERETO BE LIABLE TO THE OTHER PARTY HERETO FOR ANY SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF USE, DATA, BUSINESS OR PROFITS) OR FOR THE COST OF PROCURING SUBSTITUTE PRODUCTS OR SERVICES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR PERFORMANCE OF THE PURCHASED ASSETS, WHETHER SUCH LIABILITY ARISES FROM ANY CLAIM BASED UPON CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE. THE PARTIES HERETO HAVE AGREED THAT THESE LIMITATIONS WILL SURVIVE AND APPLY EVEN IF ANY LIMITED REMEDY SPECIFIED IN THIS AGREEMENT IS FOUND TO HAVE FAILED OF ITS ESSENTIAL PURPOSE. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE FOR AMOUNTS IN EXCESS OF THE PURCHASE PRICE. HOWEVER, THE FOREGOING LIMITATIONS SHALL NOT APPLY TO ANY REPRESENTATION REGARDING OR LIABILITY ARISING FROM FRAUD, WILLFUL MISCONDUCT, OR INTENTIONAL MISREPRESENTATION, ANY PARTY’S BREACH OF CLAUSE 9 (CONFIDENTIALITY), ANY BREACH BY SELLER OF THE TRANSITIONAL SERVICES AGREEMENT OR ANY USE BY SELLER OF EXCLUDED ASSETS.

7.         THIRD PARTY RIGHTS

7.1.      A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce this Agreement.

7.2.      Notwithstanding Clause 7.1, the Parties may amend, vary, waive, terminate or rescind this Agreement at any time and in any way without the consent of any other person.

8.         FURTHER ASSURANCE

8.1.       Without prejudice to any other provision of this Agreement, each Party shall do and execute, or arrange for the doing and executing of, each act, document and thing which is of a mechanical or administrative nature and which is reasonably within its power to the extent reasonably necessary to perform its obligations under this Agreement.

9.         CONFIDENTIALITY

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

9.1.      Subject to Clause 9.2, each Party shall treat as strictly confidential and shall not by any act or omission disclose to any other person or use or exploit commercially for its own purposes or those of its Affiliates any information received or obtained (including written information and information transferred or obtained orally, visually, electronically or by any other means) as a result of entering into or performing this Agreement including the existence of this Agreement, the provisions of this Agreement, the negotiations and subject matter of this Agreement and the other Parties (“Confidential Information”).

9.2.      A Party may disclose Confidential Information which would otherwise be subject to the provisions of Clause 9.1 above if and to the extent:

9.2.1.   it is required by Applicable Law to which such Party is subject;

9.2.2.   it is an announcement made in accordance with the provisions of this Agreement;

9.2.3.   it is required by any securities exchange or Governmental Authority to which any Party is subject or submits, wherever situated;

9.2.4.   it is disclosed on a strictly confidential basis to the representatives of that Party (including professional advisers and auditors), to its Affiliates or to the respective representatives of its Affiliates (and their respective professional advisers and auditors);

9.2.5.   it was lawfully in its possession or in the possession of any of its Affiliates or representatives (in either case as evidenced by written records) free of any restriction as to its use or disclosure prior to it being so disclosed;

9.2.6.   the information has come into the public domain through no fault of that Party or any of its Affiliates or any of its or their representatives (including their professional advisers and auditors);

9.2.7.   there is a prior written consent for that disclosure of the Seller (for disclosure by the Buyer) or the Buyer (for disclosure by the Seller); or

9.2.8.   it is required to enable that Party to perform this Agreement or enforce its rights under this Agreement.

9.3.      Each of the Parties hereby agrees that it shall not use Confidential Information for any purpose other than in relation to the proper performance of its obligations and exercise of its rights under this Agreement (and the transactions contemplated hereby).

9.4.      Each of the Parties undertakes that it shall, and shall procure that its Affiliates shall, only disclose Confidential Information to any of its representatives (including its professional advisers and auditors), its Affiliates or the representatives of its Affiliates (and their respective professional advisers and auditors) if it is reasonably required for purposes

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

connected with this Agreement and only if the Affiliate or representative, as applicable, is informed of the confidential nature of the Confidential Information and accepts equivalent restrictions to those accepted by the Party who discloses the information.

10.       ANNOUNCEMENT

10.1.    Save for the Press Announcements to be issued following the Effective Date by each of the Buyer and the Seller, each in a form mutually agreed by the Parties and subject to Clause 10.2, no public announcement concerning the existence or subject matter of this Agreement shall be made by any Party without the prior written approval of the Buyer, in the case of any announcement by a Seller, or the Seller, in the case of any announcement by the Buyer.

10.2.    A  Party may make an announcement concerning the existence or the subject matter of this Agreement if required and in such form and in such details as required by:

10.2.1. any Applicable Law; or

10.2.2. any securities exchange or Governmental Authority to which that Party is subject or submits, wherever situated.

11.       ASSIGNMENT

11.1.    No Party may assign the benefit of this Agreement (in whole or in part) or transfer, declare a trust of or otherwise dispose of in any manner whatsoever its rights and obligations under this Agreement or sub-contract or delegate its performance under this Agreement (each of the above a “dealing”) without the prior written consent of the other Party, such consent to be at the absolute discretion of the other Party to withhold.

11.2.    This Agreement shall be binding on the Parties and their respective successors and assigns.

12.       NOTICES

12.1.    Any notice or other communication to be given under or in connection with this Agreement (a “Notice”) shall be:

12.1.1. in writing in the English language;

12.1.2. signed by or on behalf of the Party giving it; and

12.1.3. delivered personally by hand or courier (using an internationally recognised courier company) to the Party due to receive the Notice, to the address and for the attention of the relevant Party set out in this Clause 12 (or to such other address and/or for such other person’s attention as shall have been notified to the giver of the relevant Notice and become effective (in accordance with this Clause 12) prior to dispatch of the Notice).

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

12.2.    In the absence of evidence of earlier receipt, any Notice served in accordance with Clause 12 shall be deemed given and received at the time of delivery

12.3.    For the purposes of this Clause 12:

12.3.1. all times are to be read as local time in the place of deemed receipt; and

12.3.2. if deemed receipt under this Clause is not within business hours (meaning 9:00 am to 5:30 pm Monday to Friday on a day that is not a public holiday in the place of receipt), the Notice is deemed to have been received at 9:00 am on the next Business Day in the place of receipt.

12.4.    The addresses of the Parties for the purpose of this Clause 12 are as follows:

12.4.1. The Buyer: MGL My.com (Cyprus) Limited

For the attention of:     companysecretary

Address: 28th Oktovriou, 365, Vasiotis Seafront, office 402, Neapoli,

3107, Limassol, Cyprus

Email:              companysecretary@corp.mail.ru

12.4.2. The Seller: Glu Mobile Inc.

For the attention of: General Counsel

Address:           875 Howard Street, Suite 100, San Francisco, California 94103 USA

Email:  legal@glu.com

12.5.    In proving the valid provision of a Notice in accordance with this Clause 12 it shall be sufficient to prove that the envelope containing the Notice was properly addressed and delivered to the address shown thereon.

12.6.    Any Party may notify the other Parties of any change to its name or address for the purpose of this Clause 12, provided that such notice shall be sent to each of the other Parties and shall only be effective on:

12.6.1. the date specified in the notice as the date on which the change is to take effect; or

12.6.2. if no date is so specified or the date specified is less than 3 Business Days after which such notice was given (or deemed to be given), the fourth Business Day after the notice was given or deemed to be given.

12.7.     A notice or other communication required to be given under or in connection with this Agreement shall not be validly given if sent by email, unless the receiving Party confirms receipt of the notice.

13.       COSTS AND EXPENSES

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

13.1.    Save as otherwise expressly provided in this Agreement, each Party shall pay its own costs and expenses in relation to the negotiation, preparation and execution of this Agreement and all other documents mentioned herein.

14.       VARIATION AND WAIVER

14.1.    No variation of this Agreement shall be effective unless it is in writing (which for this purpose, does not include email) and signed by or on behalf of each of the Seller, Mail.ru and the Buyer. The expression “variation” shall, in each case, include any variation, supplement, deletion or replacement however effected.

14.2.    No waiver of this Agreement or of any provision hereof will be effective unless it is in writing (which for this purpose does not include email) and signed by the Party against whom such waiver is sought to be enforced.

14.3.    Any waiver of any right or default hereunder shall be effective only in the instance given and will not operate as or imply a waiver of any other or similar right or default on any subsequent occasion.

14.4.    Any delay by any Party in exercising, or failure to exercise, any right or remedy under this Agreement shall not constitute a waiver of the right or remedy or a waiver of any other rights or remedies and no single or partial exercise of any rights or remedy under this Agreement or otherwise shall prevent any further exercise of the right or remedy or the exercise of any other right or remedy.

15.       COUNTERPARTS

15.1.    This Agreement may be executed in counterparts, and by the Parties on separate counterparts, but shall not be effective until each Party has executed at least one counterpart.  Each counterpart shall constitute an original of this Agreement, but the counterparts shall together constitute one and the same instrument.

16.       WHOLE AGREEMENT

16.1.    Each of the Parties confirms that the content of this Agreement, represents the entire understanding, and constitutes the whole agreement, in relation to its subject matter and the transactions contemplated by it, and supersedes all previous agreements, understandings or arrangements (whether express, implied, oral or written (whether or not in draft form)) between the Parties with respect thereto which shall cease to have any further force or effect notwithstanding the existence of any provision of any such prior agreement or understanding that any such rights or provisions shall survive its termination and, without prejudice to the generality of the foregoing, excludes any warranty, condition or other undertaking implied at law or by custom, usage or course of dealing.

16.2.     Each Party acknowledges that it has not been induced to enter into this Agreement by any representation, warranty or undertaking not expressly incorporated into it. Except for any

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

liability in respect of a breach of this Agreement or as otherwise provided in this Agreement, no party shall owe any duty of care or have any liability in tort to the other party in relation to the transaction contemplated by this Agreement and its performance, purported performance or breach.

17.       INVALIDITY

17.1.    If at any time any provision of this Agreement shall be held to be illegal, void, invalid or unenforceable in whole or in part under any enactment or rule of law in any jurisdiction, then:

17.1.1. such provision shall:

17.1.1.1.   to the extent that it is illegal, void, invalid or unenforceable be given no effect and shall be deemed not to be included in this Agreement; and

17.1.1.2.   not affect or impair the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement or the legality, validity or enforceability under the law of any other jurisdiction of such provision or any other provision of this Agreement; and

17.1.2. the Parties shall use all reasonable endeavours to replace such a provision with a valid and enforceable substitute provision which carries out, as closely as possible, the intentions of the Parties under this Agreement.

18.       GENERAL

18.1.    Survival:

18.1.1. This Clause 18 (General) and Clauses 1 (Interpretation), 2.4 (Assumed Liabilities), 2.5 (License), 6 (Liability and Remedies), 7 (Third Party Rights), 9 (Confidentiality), 10 (Announcement), 12 (Notices), 13 (Costs and Expenses), 14 (Variation and Waiver), 15 (Counterparts), 16 (Whole Agreement), 17 (Invalidity), 19 (Non-Competition) and 20 (Governing Law and Arbitration) (collectively, the (“Surviving Clauses”)) shall survive any termination hereof.

18.1.2. Any termination of this Agreement shall be without prejudice to any liability of any Party for prior breaches hereof.

18.2.    If a Party fails to pay an amount required to be paid under this Agreement when it is due, that Party shall at the request of the payee pay interest on such amount from and including the due date for payment up to and including the date of actual payment at a fair market interest rate for the amount in question. This rate will apply to any period after a judgment as well as before a judgment. Interest accrues on a daily basis and shall not be compounded.

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

18.3.    The rights and remedies provided by this Agreement are cumulative and do not exclude any rights and remedies provided by Applicable Law.

19.       NON-COMPETITION

19.1.        The Buyer covenants with the Seller that it will not, nor will it through its Affiliates, Representatives or any other person or entity, for a period of five years following the Effective Date commercially exploit any mobile games that primarily involve hunting deer and/or other animals.  Buyer represents and warrants that is has the ability to bind its Affiliates to these undertakings.

19.2.        In order to avoid double interpretation, the Buyer is entitled to make games about hunting with game mechanics that differ from game mechanics of Seller’s game (Deer Hunter 2017), provided that Buyer may not utilize Developer or employees of Developer to make any such game.

19.3.       Each of the Buyer and Mail.ru acknowledges that the undertakings in Section 19.1 are reasonable; that such restrictions are integral to the terms on which the Seller has agreed to the transactions contemplated in this Agreement.

20.       GOVERNING LAW AND ARBITRATION

20.1.    This Agreement, the arbitration agreement contained in it and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter shall be governed by, and construed and take effect in accordance with, English law.

20.2.    The Parties agree that any dispute or claim arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination or enforceability (including non-contractual disputes or claims) (each, a “Dispute”) shall be referred to and finally resolved by arbitration under the LCIA Rules (which rules are deemed to be incorporated by reference into this Clause).  The arbitral tribunal shall consist of three arbitrators. The Parties agree that proceedings shall be conducted in the English language and that London, England, shall be the seat, or legal place, of the arbitration.

20.3.    The claimant (or, if more than one claimant, the claimants jointly) shall nominate one arbitrator and the respondent (or, if more than one respondent, the respondents jointly) shall nominate one arbitrator, in each case in accordance with the LCIA Rules.  The third arbitrator, who will act as chairperson of the arbitral tribunal, shall be nominated jointly by the two co-arbitrators, provided that if the third arbitrator has not been so nominated within 30 days of the time-limit for service of the Response (as defined in the LCIA Rules), the third arbitrator shall be appointed by the LCIA Court.

20.4.    The Parties hereby agree to exclude the application of section 45 (determination of a preliminary point of law) and section 69 (appeal on a point of law) of the Arbitration Act 1996.

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

AS WITNESS this Agreement has been executed by or on behalf of the Parties on the date first written on the first page of this Agreement.

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.

*Confidential Treatment has been requested for
the marked portions of this exhibit pursuant
to Rule 24b-2 of the Securities Act of 1934, as amended

SIGNATURES

EXECUTED for and on behalf of	)	/s/ Scott J. Leichtner
GLU MOBILE INC.	)
)
)

EXECUTED for and on behalf of	)	/s/ Elena Azarenko
MGL My.com (Cyprus) Limited	)
	)	Elena Azarenko
	)	Director

* Confidential treatment has been requested with respect to the information statement contained within the “[*]” marking. The marked portions have been omitted from this filing and filed separately with the Securities and Exchange Commission.